EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT is made as of July 29, 2002, by and between Racing Champions Ertl Corporation, a Delaware corporation and subsidiaries (the "Company"), and Curtis W. Stoelting (the "Employee"). Certain capitalized terms used herein are defined in section 10 below.

                                    RECITALS

     A. The Company and the Employee desire to terminate any and all prior agreements, whether oral or written, between the parties and between the Employee and Parent relating to the Employee's employment.

     B. The Company desires to employ the Employee and the Employee is willing to make his services available to the Company on the terms and conditions set forth below.

                                   AGREEMENTS

     In consideration of the premises and the mutual agreements which follow, the parties agree as follows:

     1.     Employment.  The  Company  hereby  employs  the  Employee  and  the
            ----------
Employee hereby accepts employment with the Company on the terms and subject to the conditions set forth in this Agreement.

     2.     Term.  The  term  of  the  Employee's  employment  hereunder  shall
            ----
commence  on  the date hereof and shall continue until terminated as provided in section  6  below.

     3.     Duties.  The  Employee shall serve as the Chief Operating Officer of
            ------
the Company and will, under the direction of the Company's Chairman, faithfully and to the best of his ability, perform the duties of such position. The Employee shall be one of the principal executive officers and Senior Management of the Company and shall, subject to the control of the Company's Board of Directors, have the normal duties, responsibilities and authority associated with such position. The Employee shall also perform such additional duties and responsibilities which may from time to time be reasonably assigned or delegated by the Chairman or Board of Directors of the Company. The Employee agrees to devote his entire business time, effort, skill and attention to the proper discharge of such duties while employed by the Company.

     4.     Compensation.  Effective  July 1, 2002, the Employee shall receive a
            ------------
base salary of $350,000 per year, payable in regular and equal monthly installments (the "Base Salary").

     5.     Fringe  Benefits.
            ----------------

          (a)     Vacation.  The  Employee  shall  be  entitled to four weeks of
                  --------
paid vacation annually. The Employee and the Company shall mutually determine the time and intervals of such vacation.

          (b)     Medical,  Health,  Dental,  Disability and Life Coverage.  The
                  --------------------------------------------------------
Employee shall be eligible to participate in any medical, health, dental, disability and life insurance policy in effect for the Senior Management of the Company.

          (c)     Incentive Bonus and Stock Ownership Plans.  The Employee shall
                  -----------------------------------------
be entitled to participate in any incentive bonus plan, incentive stock option or other stock ownership plan or other incentive compensation plan developed generally for the Senior Management of the Company, on a basis consistent with his position and level of compensation with the Company. Without limiting the foregoing, Employee shall be entitled to participate in (i) the annual Management Incentive Bonus Plan on a basis consistent with past practice and his position and level of compensation with the Company, and (ii) the Additional Senior Management Incentive Bonus Plan described on Exhibit A. In addition, Employee shall be entitled to participate in the Racing Champions Ertl Corporation Stock Incentive Plan, as amended as of May 10, 2002 (the "Option Plan"), with discretionary grants as determined by the Board of Directors or Compensation Committee. It is anticipated that the Options for 2002 shall be granted at the October, 2002 Board of Directors meeting and that the Options for 2003 and 2004 will be granted at the end of each calendar quarter.

          (d)     Automobile.  The  Company  agrees to reimburse the Employee up
                  ----------
to $600.00 per month, as such amount may be increased from time to time consistent with the Company's reimbursement policy for the Senior Management of the Company to cover Employee's expenses in connection with his leasing of an automobile. Additionally, the Company will pay for the gas used for business purposes. All maintenance and insurance expense for the automobile is the responsibility of the Employee.

          (e)     Reimbursement  for  Reasonable Business Expenses.  The Company
                  ------------------------------------------------
shall pay or reimburse the Employee for reasonable expenses incurred by him in connection with the performance of his duties pursuant to this Agreement including, but not limited to, travel expenses, expenses in connection with seminars, professional conventions or similar professional functions and other reasonable business expenses.


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
          (f)     Key Man Insurance.  The parties agree that the Company has the
                  -----------------
option to purchase one or more key man life insurance policies upon the life of the Employee. The Company shall own and shall have the absolute right to name the beneficiary or beneficiaries of said policy. The Employee agrees to cooperate fully with the Company in securing said policy, including, but not limited to submitting himself to any physical examination which may be required at such reasonable times and places as Company shall specify.

     6.     Termination.
            ------------

          (a)     Termination  of  the Employment Period.  The Employment Period
                  --------------------------------------
shall continue until the earlier of: (i) April 30, 2005 unless the parties mutually agree in writing to extend the term of this Agreement (such date hereof or such extended date being referred to herein as the "Expected Completion Date"), (ii) the Employee's death or Disability, (iii) the Employee resigns or
(iv) the Board of Directors determines that termination of Employee's employment is in the best interests of the Company (the "Employment Period"). The last day of the Employment Period shall be referred to herein as the "Termination Date."

          (b)     Definitions.
                  -----------

               (i) For purposes of this Agreement, "Disability" shall mean a physical or mental sickness or any injury which renders the Employee incapable of performing the services required of him as an employee of the Company and which does or may be expected to continue for more than six months during any 12-month period. In the event Employee shall be able to perform his usual and customary duties on behalf of the Company following a period of disability, and does so perform such duties or such other duties as are prescribed by the Board of Directors for a period of three continuous months, any subsequent period of disability shall be regarded as a new period of disability for purposes of this Agreement. The Company and the Employee shall determine the existence of a Disability and the date upon which it occurred. In the event of a dispute regarding whether or when a Disability occurred, the matter shall be referred to a medical doctor selected by the Company and the Employee. In the event of their failure to agree upon such a medical doctor, the Company and the Employee shall each select a medical doctor who together shall select a third medical doctor who shall make the determination. Such determination shall be conclusive and binding upon the parties hereto.


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
               (ii) For purposes of this Agreement, "Cause" shall be deemed to exist if the Employee shall have (1) violated the terms of section 7 or section 8 of this Agreement; (2) failed to substantially perform his duties to the reasonable satisfaction of the Board of Directors; provided that so long as Robert Dods, Boyd Meyer or Peter Chung serves a director of the Company, any determination pursuant to this clause (2) must be approved by the Requisite Founder Directors; (3) committed a felony or a crime involving moral turpitude;
(4) engaged in serious misconduct which is demonstrably injurious to the Company or any of its Subsidiaries; (5) engaged in fraud or dishonesty with respect to the Company or any of its Subsidiaries or made a material misrepresentation to the stockholders or directors of the Company; or (6) committed acts of negligence in the performance of his duties which are substantially injurious to the Company.

               (iii) For purposes of this Agreement, "Good Reason" shall mean (1) the material diminution of the Employee's duties set forth in section 3 above or (2) the relocation of the offices at which the Employee is principally employed to a location which is more than 50 miles from the offices at which the Employee is principally employed as of the date hereof; provided, that travel necessary for the performance of the Employee's duties set forth in section 3 above shall not determine the location where the Employee is "principally employed."

          (c)     Termination  for  Disability  or  Death.  In  the  event  of
                  ---------------------------------------
termination for Disability or death, payments of the Employee's Base Salary shall be made to the Employee, his designated beneficiary or his estate for a period of six months after the Termination Date in accordance with the normal payroll practices of the Company. During this period, the Company shall also reimburse the Employee for amounts paid, if any, to continue medical, dental and health coverage pursuant to the provisions of the Consolidated Omnibus Budget Reconciliation Act. During this period, the Company will also continue Employee's life insurance and disability coverage, to the extent permitted under applicable policies, and will pay to the Employee the fringe benefits pursuant to section 5 which have accrued prior to the Termination Date.

          (d)     Termination  by  the  Company without Cause or by the Employee
                  --------------------------------------------------------------
for  Good Reason.  If (i) the Employment Period is terminated by the Company for
----------------
any reason other than for Cause, Disability or death, (ii) the Employment Period is terminated by the Company for what the Company believes is Cause or Disability, and it is ultimately determined that the Employment Period was terminated without Cause or Disability or (iii) the Employee resigns for Good Reason, the Employee shall be entitled to receive, as damages for such a termination, his Base Salary from the Termination Date to the second anniversary of the Termination Date, provided, however, that if such termination or resignation occurs at any time after the occurrence of or in contemplation of a Change of Control, then Employee shall be entitled to receive his Base Salary from the Termination Date to the third anniversary of the Termination Date. Such payment of Base Salary shall be made in accordance with the normal payroll practices of the Company. During this period, the Company shall also reimburse the Employee for amounts paid, if any, to continue medical, dental and health coverage pursuant to the provisions of the Consolidated Omnibus Budget
Reconciliation Act. During this period, the Company will also continue Employee's life insurance and disability coverage and will pay to the Employee the fringe benefits pursuant to section 5 which have accrued prior to the date of termination.

          (e)     Termination  by  the  Company  for  Cause  or  by the Employee
                  --------------------------------------------------------------
Without Good Reason.  If the Employment Period is terminated by the Company with
      -------------
Cause or as a result of the Employee's resignation without Good Reason, the Employee shall not be entitled to receive his Base Salary or any fringe benefits or bonuses for periods after the Termination Date.

          (f)     Effect  of  Termination.  The  termination  of  the Employment
                  -----------------------
Period pursuant to section 6(a) shall not affect the Employee's obligations as described in sections 7 and 8.

     7.     Noncompetition  and  Nonsolicitation.  The Employee acknowledges and
            ------------------------------------
agrees that the contacts and relationships of the Company and its Affiliates with its customers, suppliers, licensors and other business relations are, and have been, established and maintained at great expense and provide the Company and its Affiliates with a substantial competitive advantage in conducting their business. The Employee acknowledges and agrees that by virtue of the Employee's employment with the Company, the Employee will have unique and extensive exposure to and personal contact with the Company's customers and licensors, and that he will be able to establish a unique relationship with those Persons that will enable him, both during and after employment, to unfairly compete with the Company and its Affiliates. Furthermore, the parties agree that the terms and conditions of the following restrictive covenants are reasonable and necessary for the protection of the business, trade secrets and Confidential Information (as defined in section 8 below) of the Company and its Affiliates and to prevent great damage or loss to the Company and its Affiliates as a result of action taken by the Employee. The Employee acknowledges and agrees that the noncompete restrictions and nondisclosure of Confidential Information restrictions contained in this Agreement are reasonable and the consideration provided for herein is sufficient to fully and adequately compensate the Employee for agreeing to such restrictions. The Employee acknowledges that he could continue to actively pursue his career and earn sufficient compensation in the same or similar business without breaching any of the restrictions contained in this Agreement.


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
          (a)     Noncompetition.  The Employee hereby covenants and agrees that
                  --------------
during the Employment Period and for two years thereafter (the "Noncompete Period"), he shall not, directly or indirectly, either individually or as an employee, principal, agent, partner, shareholder, owner, trustee, beneficiary, co-venturer, distributor, consultant, representative or in any other capacity, participate in, become associated with, provide assistance to, engage in or have a financial or other interest in any business, activity or enterprise which is competitive with the Company or any of its Affiliates or any successor or assign of the Company or any of its Affiliates. The ownership of less than a one percent interest in a corporation whose shares are traded in a recognized stock exchange or traded in the over-the-counter market, even though that corporation may be a competitor of the Company, shall not be deemed financial participation in a competitor. If the final judgment of a court of competent jurisdiction declares that any term or provision of this section is invalid or unenforceable, the parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. The term "indirectly" as used in this section and section 8 below is intended to include any acts authorized or directed by or on behalf of the Employee or any Affiliate of the Employee.

          (b)     Nonsolicitation.  The  Employee  hereby  covenants  and agrees
                  ---------------
that during the Noncompete Period, he shall not, directly or indirectly, either individually or as an employee, agent, partner, shareholder, owner, trustee, beneficiary, co-venturer, distributor, consultant or in any other capacity:

               (i) canvass, solicit or accept from any Person who is a customer or licensor of the Company or any of its Affiliates (any such Person is hereinafter referred to individually as a "Customer," and collectively as the "Customers") any business which in competition with the business of the Company or any of its Affiliates or the successors or assigns of the Company or any of its Affiliates, including, without limitation, the canvassing, soliciting or accepting of business from any Person which is or was a Customer of the Company or any of its Affiliates within two years preceding the date of this Agreement, during the Employment Period or during the Noncompete Period;

               (ii) advise, request, induce or attempt to induce any of the Customers, suppliers, or other business contacts of the Company or any of its Affiliates who currently have or have had business relationships with the Company or any of its Affiliates within two years preceding the date of this Agreement, during the Employment Period or during the Noncompete Period, to withdraw, curtail or cancel any of its business or relations with the Company or any of its Affiliates;

               (iii) induce or attempt to induce any employee, sales representative, consultant or other agent of the Company or any of its Affiliates to terminate his relationship or breach any agreement with the Company or any of its Affiliates; or

               (iv) hire any person who was an employee, sales representative, consultant or other agent of the Company or any of its Affiliates at any time during the Noncompete Period.

     8.     Confidential Information.  The Employee acknowledges and agrees that
            ------------------------
the customers, business connections, customer lists, procedures, operations, techniques, and other aspects of and information about the business of the Company and its Affiliates (the "Confidential Information") are established at great expense and protected as confidential information and provide the Company and its Affiliates with a substantial competitive advantage in conducting their business. The Employee further acknowledges and agrees that by virtue of his past employment with the Company, and by virtue of his employment with the Company, he has had access to and will have access to, and has been entrusted with and will be entrusted with, Confidential Information, and that the Company would suffer great loss and injury if the Employee would disclose this information or use in a manner not specifically authorized by the Company. Therefore, the Employee agrees that during the Employment Period and for five years thereafter, he will not, directly or indirectly, either individually or as an employee, agent, partner, shareholder, owner trustee, beneficiary, co-venturer distributor, consultant or in any other capacity, use or disclose or cause to be used or disclosed any Confidential Information, unless and to the extent that any such information become generally known to and available for use by the public other than as a result of the Employee's acts or omissions. The Employee shall deliver to the Company at the termination of the Employment Period, or at any other time the Company may request, all memoranda, notes, plans, records, reports, computer tapes, printouts and software and other documents and data (and copies thereof) relating to the Confidential Information, Work Product (as defined below) or the business of the Company or any of its Affiliates which he may then possess or have under his control. The Employee acknowledges and agrees that all inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports and all similar or related information (whether or not patentable) which relate to the Company's or any of its Affiliate' actual or anticipated business research and development or existing or future products or services and which are conceived, developed or made by the Employee while employed by the Company and its Affiliates ("Work Product") belong to the Company or such Affiliate, as the case may be.

     9.     Common  Law  of  Torts  and  Trade  Secrets.  The parties agree that
            -------------------------------------------
nothing in this Agreement shall be construed to limit or negate the common law of torts or trade secrets where it provides the Company and its Affiliates with broader protection than that provided herein.


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
     10.     Definitions.
             -----------

          "Affiliate"  means,  with  respect  to  any  Person,  any other Person
           ---------
controlling, controlled by or under common control with such Person and any partner of a Person which is a partnership.

          "Change  of  Control"  means:
           -------------------

          (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of Parent (the "Outstanding Common Stock") or (ii) the combined voting power of the then outstanding voting securities of Parent entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from Parent, (ii) any acquisition by Parent, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by Parent or any corporation controlled by Parent or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this definition; or

          (b) Individuals who, as of the date hereof, constitute the Board of Directors of Parent (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of Parent; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by Parent's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of Parent; or

          (c) Approval by the stockholders of Parent of a reorganization, merger or consolidation (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns Parent through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of Parent or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors of Parent, providing for such Business Combination; or

          (d) Approval by the stockholders of Parent of (i) a complete liquidation or dissolution of Parent or (ii) the sale or other disposition of all or substantially all of the assets of Parent, other than to a corporation, with respect to which following such sale or other disposition, [a] more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, [b] less than 20% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan (or related trust) of Parent or such corporation), except to the extent that such Person owned 20% or more of the Outstanding Common Stock or Outstanding Voting Securities prior to the sale or disposition, and [c] at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors of Parent, providing for such sale or other disposition of assets of Parent or were elected, appointed or nominated by the Board of Directors of Parent.

          "Founder  Director" at any time means Robert Dods, Boyd Meyer or Peter
           -----------------
Chung if at such time such individual is a member of the Company's Board of Directors.

          "Person"  means  any  individual,  partnership,  corporation,  limited
           ------
liability company, association, joint stock company, trust, joint venture, unincorporated organization and any governmental entity or any department, agency or political subdivision thereof.

          "Requisite Founder Directors" at any time means (i) if there are three
           ---------------------------
Founder Directors at such time, any two Founder Directors; (ii) if there are two Founder Directors at such time, any Founder Director; or (iii) if there is one Founder Director at such time, such Founder Director.

          "Senior Management" at any time means the senior executive officers of
           -----------------
the Company which will include, without limitation, the Chief Executive Officer, President, Chief Operating Officer, Executive Vice President, Chief Financial Officer and such other officers of the Company as the Board of Directors shall determine from time to time.

          "Subsidiary"  means,  with  respect  to  any  Person, any corporation,
           ----------
partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such partnership, association or other business entity.

     11.     Specific  Performance.  The  Employee  acknowledges and agrees that
             ---------------------
irreparable injury to the Company may result in the event the Employee breaches any covenant or agreement contained in sections 7 and 8 and that the remedy at law for the breach of any such covenant will be inadequate. Therefore, if the Employee engages in any act in violation of the provisions of sections 7 and 8, the Employee agrees that the Company shall be entitled, in addition to such other remedies and damages as may be available to it by law or under this Agreement, to injunctive relief to enforce the provisions of sections 7 and 8.

     12.     Waiver.  The  failure  of either party to insist in any one or more
             ------
instances, upon performance of the terms or conditions of this Agreement shall not be construed as a waiver or a relinquishment of any right granted hereunder or of the future performance of any such term, covenant or condition.

     13.     Notices.  Any  notice  to  be  given  hereunder  shall  be  deemed
             -------
sufficient if addressed in writing and delivered by registered or certified mail or delivered personally, in the case of the Company, to its principal business office, and in the case of the Employee, to his address appearing on the records of the Company, or to such other address as he may designate in writing to the Company.

     14.     Severability.  In  the event that any provision shall be held to be
             ------------
invalid or unenforceable for any reason whatsoever, it is agreed such invalidity or unenforceability shall not affect any other provision of this Agreement and the remaining covenants, restrictions and provisions hereof shall remain in full force and effect and any court of competent jurisdiction may so modify the objectionable provision as to make it valid, reasonable and enforceable. Furthermore, the parties specifically acknowledge the above covenant not to compete and covenant not to disclose confidential information are separate and independent agreements.

     15.     Complete  Agreement.  Except  as  otherwise  expressly  set  forth
             -------------------
herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. Without limiting the generality of the foregoing, this Agreement supersedes the Employment Agreement, dated as of October 20, 2000, between the Company and the Employee (together with all amendments thereto, the "Prior
Agreement"). The Prior Agreement is hereby terminated and shall cease to be of any further force or effect.

     16.     Amendment.  This  Agreement  may only be amended by an agreement in
             ---------
writing  signed  by  each  of  the  parties  hereto.

     17.     Governing  Law.  This  Agreement shall be governed by and construed
             --------------
exclusively in accordance with the laws of the State of Illinois, regardless of choice of law requirements.

     18.     Benefit.  This  Agreement  shall  be  binding upon and inure to the
             -------
benefit of and shall be enforceable by and against the Company, its successors and assigns and the Employee, his heirs, beneficiaries and legal representatives. It is agreed that the rights and obligations of the Employee may not be delegated or assigned.


     IN WITNESS WHEREOF, the parties have executed or caused this Employment Agreement to be executed as of the date first above written.

                                               RACING CHAMPIONS ERTL CORPORATION
                                               -  COMPENSATION  COMMITTEE


                                                  /s/ John S. Bakalar
                                               ---------------------------------
                                               John S. Bakalar, Director and
                                               Compensation  Committee  Chairman


                                                  /s/ John J. Vosicky
                                               ---------------------------------
                                               John  J. Vosicky,  Director  and
                                               Compensation  Committee  Member

                                                  /s/ Robert E. Dods
                                               ---------------------------------
                                               Robert  E.  Dods,  Chairman  of
                                               the  Board  and  Compensation
                                               Committee Member


                                                  /s/ Curtis W. Stoelting
                                               ---------------------------------
                                               Curtis W. Stoelting

                                    EXHIBIT A

                ADDITIONAL SENIOR MANAGEMENT INCENTIVE BONUS PLAN


     Employee  shall  be  entitled  to  participate  in  the  Additional  Senior
Management  Incentive  Bonus  Plan  on  the  following  basis.

     Senior Management shall be entitled to receive annually a cash payout equal to 5% of the first 5% of the excess of EBITDA over the targets set forth below. This bonus shall be paid in cash within 30 days after determination of EBITDA to the reasonable satisfaction of the Board of Directors and Employee for the applicable fiscal year. Any disagreements regarding the calculation of EBITDA shall be referred to and resolved by the Company's then independent public accounting firm. In addition, Senior Management shall also be entitled to receive shares of restricted stock with a fair market value equal to 10% of the amount by which EBITDA exceeds the following targets by more than 5% but equal to or less than 10%. If EBITDA exceeds the following targets by more than 10%, then Senior Management shall also be entitled to receive 10% of the amount by which EBITDA exceeds the following targets by more than 10%, paid 40% in cash and 60% in restricted stock. (See Pay-Out Summary, below). The restricted stock shall be valued at the average trading price for a share on the date of grant, less a 10% discount based on lack of marketability and the restrictions on vesting described below. The restricted stock shall vest in an amount equal to one third of the annual grant on the first anniversary of the applicable fiscal year, the second third on the second anniversary of the applicable fiscal year and the final third on the third anniversary of the applicable fiscal year.
Employee shall forfeit any shares which have not vested as of the Termination Date. All non-vested shares shall be immediately fully vested upon the occurrence of or in contemplation of a Change in Control or due to Termination under section 6 (d) of the Agreement.

                               Pay-Out Summary
                               ---------------

                  Amount  EBITDA        Level
Level             Exceeds  Target       Pay-Out %         Payment  Method
-------------------------------------------------------------------------
  1                 up  to  5%           5%                   Cash
  2                 5%  to  10%         10%              Restricted Stock
  3                     10%+            10%              40% in Cash/60%
                                                        in Restricted Stock

          EBITDA Targets
          --------------

     Year             Amount
     ----             ------

     2002           $53,800,000
     2003            59,180,000
     2004            65,098,000

     The foregoing targets will be adjusted for any acquisitions, divestitures and accounting changes on a basis to be agreed to by the Company and the Employee.


Allocation  of  Additional  Incentive  Bonus  Among  Senior  Management
-----------------------------------------------------------------------

     Henseler                          35%
     Stoelting                         35%
     Taylor                            15%
     TBD                               15%